Estimated Fair Value Of Financial Instruments	12 Months Ended
Dec. 31, 2011
Estimated Fair Value Of Financial Instruments [Abstract]
Estimated Fair Value Of Financial Instruments
10.	Estimated Fair Value of Financial Instruments

We have determined fair value amounts using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that we could realize in a current market exchange. The use of different market assumptions and/or estimation methods may have a material effect on the estimated fair value amounts.

The fair value of accounts receivable and accounts payable are not materially different from their carrying amounts because of the short term nature of these instruments or the stated rates approximating market rates. Unrealized gains and unrealized losses on derivative instruments are carried at fair value. The carrying and fair values of outstanding balances under our Credit Agreement are $497.0 million and $497.0 million as of December 31, 2011 and $398.0 million and $388.9 million, respectively as of December 31, 2010. The carrying value of the 3.25% Senior Notes is $250.0 million as of December 31, 2011 and 2010, which approximates fair value. We determine the fair value of our credit facility borrowings based upon the discounted present value of expected future cash flows, taking into account the difference between the contractual borrowing spread and the spread for similar credit facilities available in the marketplace. We determine the fair value of our fixed-rate debt based on quotes obtained from bond dealers.